American Funds College Enrollment Fund® Summary prospectus January 1, 2020 (as supplemented June 30, 2020)

Class	529-A	529-C	529-E	529-T	529-F-1
	CENAX	CENCX	CENEX	TCADX	CENFX

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the series’ shareholder reports, unless specifically requested from American Funds by Capital Group or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on our website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the series).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the series, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at capitalgroup.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, each dated January 1, 2020 (and in each case, as supplemented to date), are incorporated by reference into this summary prospectus.

Investment objective The fund’s investment objective is to provide current income, consistent with preservation of capital.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class 529-F-1 shares of the fund. You may qualify for a Class 529-A sales charge discount if you and your family invest, or agree to invest in the future, at least $500,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 70 of the prospectus and on page 79 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	529-A	529-C	529-E	529-T	529-F-1
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	none	none	2.50%	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	529-A	529-C	529-E	529-T	529-F-1
Management fees	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.22%	1.00%	0.50%	0.25%	0.00%
Other expenses	0.20	0.18	0.15	0.23	0.19
Acquired (underlying) fund fees and expenses[2]	0.28	0.28	0.28	0.28	0.28
Total annual fund operating expenses	0.70	1.46	0.93	0.76	0.47
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.
[2]	Restated to reflect current fees.

1     American Funds College Enrollment Fund / Summary prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class 529-F-1 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	529-A	529-C	529-E	529-T	529-F-1	For the share class listed to the right, you would pay the following if you did not redeem your shares:	Share class:	529-C
1 year	$320	$249	$95	$326	$48		1 year	$149
3 years	468	462	296	487	151		3 years	462
5 years	630	797	515	662	263		5 years	797
10 years	1,099	1,266	1,143	1,169	591		10 years	1,266

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

American Funds College Enrollment Fund / Summary prospectus     2

Principal investment strategies The fund will attempt to achieve its investment objective by investing in a mix of American Funds fixed income funds. The fund will principally invest in funds that seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who are withdrawing (or who, in the near future, expect to withdraw) funds to meet higher education expenses.

When determining in which bond funds to invest, the investment adviser will predominately seek exposure to higher quality bonds (rated A- or better or A3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality) with intermediate to short-term durations. The fund may, however, invest in underlying funds with exposure to lower quality, higher yielding securities rated BBB+ or below and Baa1 or below (including those rated BB+ or below and Ba1 or below) or unrated but determined by the fund’s investment adviser to be of equivalent quality, and to bonds with longer durations.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create a combination of underlying funds that complement each other with a goal of achieving the fund’s investment objective of providing current income, consistent with preservation of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. It also considers, among other topics, current market conditions and the investment positions of the underlying funds.

3     American Funds College Enrollment Fund / Summary prospectus

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund.  This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks. These risks will be more significant as the fund approaches its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income.

American Funds College Enrollment Fund / Summary prospectus     4

Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

5     American Funds College Enrollment Fund / Summary prospectus

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2018 (with maximum sales charge):
Share class	Inception date	1 year	5 years	Lifetime
529-A – Before taxes	9/14/2012	–1.73%	0.67%	0.32%
– After taxes on distributions		–2.28	0.13	–0.17
– After taxes on distributions and sale of fund shares		–1.02	0.28	0.03

Share classes (before taxes)	Inception date	1 year	5 years	Lifetime
529-C	9/14/2012	–1.05%	0.41%	–0.03%
529-E	9/14/2012	0.50	0.94	0.51
529-F-1	9/14/2012	1.01	1.42	0.97

Indexes	1 year	5 years	Lifetime (from Class 529-A inception)
Bloomberg Barclays U.S. Aggregate 1–5 Years Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	1.37%	1.42%	1.19%

American Funds College Enrollment Fund / Summary prospectus     6

Management

Investment adviser Capital Research and Management CompanySM

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Bradley J. Vogt Senior Vice President and Trustee	8 years	Partner – Capital Research Global Investors
Wesley K. Phoa President	8 years	Partner – Capital Solutions Group
Michelle J. Black Senior Vice President	Less than 1 year	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors
Joanna F. Jonsson Senior Vice President	5 years	Partner – Capital World Investors
James B. Lovelace Senior Vice President	8 years	Partner – Capital Research Global Investors
Samir Mathur Senior Vice President	Less than 1 year	Partner – Capital Solutions Group

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For an employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

You may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com.

Tax information Dividends and capital gains distributed by the fund to tax-favored college savings accounts are not currently taxable. Please refer to the applicable program description for more information regarding the tax consequences of holding or selling Class 529 shares.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

You can access the fund’s statutory prospectus or SAI at capitalgroup.com/prospectus.

MFGEIPX-088-0120P Litho in USA CGD/DFS/10224 Investment Company File No. 811-22692

Summary Prospectus Supplement June 30, 2020

For the following series with summary prospectuses dated January 1, 2020 (as supplemented to date):

American Funds College Target Date Series®

American Funds College 2036 FundSM (CF36)

American Funds College 2033 Fund® (CF33)

American Funds College 2030 Fund® (CF30)

American Funds College 2027 Fund® (CF27)
American Funds College 2024 Fund® (CF24)

American Funds College 2021 Fund® (CF21)

American Funds College Enrollment Fund® (CEF)

American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM (PSGG)
American Funds Growth PortfolioSM (PSG)
American Funds Growth and Income PortfolioSM (PSGI)
American Funds Moderate Growth and Income PortfolioSM (PSMGI)
American Funds Conservative Growth and Income PortfolioSM (PSCGI)
American Funds Tax-Aware Conservative Growth and Income PortfolioSM (PSTACGI)
American Funds Preservation PortfolioSM (PSP)
American Funds Tax-Exempt Preservation PortfolioSM (PSTEP)

American Funds Retirement Income Portfolio SeriesSM
American Funds Retirement Income Portfolio - ConservativeSM (RIC)
American Funds Retirement Income Portfolio - ModerateSM (RIM)
American Funds Retirement Income Portfolio - EnhancedSM (RIE)

American Funds Target Date Retirement Series®
American Funds 2065 Target Date Retirement FundSM (ATFD65)
American Funds 2060 Target Date Retirement Fund® (ATFD60)
American Funds 2055 Target Date Retirement Fund® (ATFD55)
American Funds 2050 Target Date Retirement Fund® (ATFD50)
American Funds 2045 Target Date Retirement Fund® (ATFD45)
American Funds 2040 Target Date Retirement Fund® (ATFD40)
American Funds 2035 Target Date Retirement Fund® (ATFD35)
American Funds 2030 Target Date Retirement Fund® (ATFD30)
American Funds 2025 Target Date Retirement Fund® (ATFD25)
American Funds 2020 Target Date Retirement Fund® (ATFD20)
American Funds 2015 Target Date Retirement Fund® (ATFD15)
American Funds 2010 Target Date Retirement Fund® (ATFD10)

Changes apply to all funds within each series unless otherwise noted below.

1. The following is added after the first sentence in the first paragraph of the “Fees and expenses of the fund” section for each of the funds within the American Funds College Target Date Series:

In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class 529-F-1 shares of the fund.

2. The following replaces the second sentence in the first paragraph of the “Fee and expenses of the fund” section for each of the funds within the American Funds Portfolio Series (other than American Funds Tax-Aware Conservative Growth and Income Portfolio and American Funds Tax-Exempt Preservation Portfolio) to read as follows:

In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2, F-3 or 529-F-1 shares of the fund.

3. The “Shareholder fees” table in the “Fees and expenses of the fund” section for each of the funds within the American Funds College Target Date Series (other than American Funds College Enrollment Fund) is amended to read as follows.

Shareholder fees (fees paid directly from your investment)
Share class:	529-A	529-C	529-E	529-T	529-F-1
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.50%	none	none	2.50%	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

4. The “Shareholder fees” table in the “Fees and expenses of the fund” section for each of the funds within the American Funds Portfolio Series (other than American Funds Tax-Aware Conservative Growth and Income Portfolio, American Funds Preservation Portfolio, and American Funds Tax-Exempt Preservation Portfolio) is amended to read as follows.

Shareholder fees (fees paid directly from your investment)
Share class:	A	529-A and ABLE-A	C and 529-C	529-E	T and 529-T	All F and 529-F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	3.50%	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none	none

5. In the third paragraph of the “Fee and expenses of the fund” section for each of the funds within American Funds Portfolio Series (other than American Funds Tax-Aware Conservative Growth and Income Portfolio and American Funds Tax-Exempt Preservation Portfolio), replace the following sentence:

You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example.

With:

You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3 or 529-F-1 shares of the fund, which are not reflected in the example.

6. The following replaces the third paragraph of the “Fees and expenses of the fund” section for each of the funds within American Funds College Target Date Series:

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class 529-F-1 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

7. The table under the heading “Example” in the “Fees and expenses of the fund” section of the summary prospectus for each of the funds within the American Funds College Target Date Series is amended to reflect revisions as provided.

	1 year	3 years	5 years
Class:	529-A	529-A	529-A
CF36	$437	$621	$821
CF33	429	597	779
CF30	426	587	763
CF27	421	572	737
CF24	418	563	721
CF21	419	566	726
CEF	320	468	630

	10 years
	With redemptions		Without redemptions
Class:	529-A	529-C	529-C
CF36	$1,396	$1,431	$1,431
CF33	1,305	1,366	1,366
CF30	1,271	1,332	1,332
CF27	1,213	1,274	1,274
CF24	1,178	1,245	1,245
CF21	1,190	1,256	1,256
CEF	1,099	1,266	1,266

8. The table under the heading “Example” in the “Fees and expenses of the fund” section of the summary prospectus for each of the funds within American Funds Portfolio Series is amended to reflect revisions as provided.

	1 year		3 years		5 years
Class:	529-A	ABLE-A	529-A	ABLE-A	529-A	ABLE-A
PSGG	$435	$428	$615	$608	$810	$803
PSG	429	421	597	587	779	767
PSGI	419	414	566	565	726	730
PSMGI	422	417	575	575	742	746
PSCGI	412	409	545	550	689	703
PSTACGI	—	—	—	—	—	—
PSP	319	313	465	461	625	623
PSTEP	—	—	—	—	—	—

	10 years
	With redemptions				Without redemptions
Class:	C	529-A	529-C	ABLE-A	C	529-C
PSGG	$1,677	$1,374	$1,450	$1,367	$1,677	$1,450
PSG	1,590	1,305	1,376	1,287	1,590	1,376
PSGI	1,477	1,190	1,261	1,207	1,477	1,261
PSMGI	1,514	1,225	1,296	1,241	1,514	1,296
PSCGI	1,412	1,109	1,180	1,149	1,412	1,180
PSTACGI	1,454	—	—	—	1,454	—
PSP	1,474	1,087	1,255	1,092	1,474	1,255
PSTEP	1,475	—	—	—	1,475	—

9. The table under the heading “Example” in the “Fees and expenses of the fund” section of the summary prospectus for each of the funds within the American Funds Retirement Income Portfolio Series is amended to reflect revisions as provided.

	10 years
	With redemptions	Without redemptions
Class:	C	C
RIC	$1,432	$1,432
RIM	1,401	1,401
RIE	1,432	1,432

10. The table under the heading “Example” in the “Fees and expenses of the fund” section of the summary prospectus for each of the funds within the American Funds Target Date Retirement Series is amended to reflect revisions as provided.

	10 years
	With redemptions	Without redemptions
Class:	C	C
AFTD60	$1,596	$1,596
AFTD55	1,576	1,576
AFTD50	1,574	1,574
AFTD45	1,562	1,562
AFTD40	1,565	1,565
AFTD35	1,554	1,554
AFTD30	1,534	1,534
AFTD25	1,511	1,511
AFTD20	1,486	1,486
AFTD15	1,486	1,486
AFTD10	1,489	1,489

11. The following is added to the end of “Market conditions” in the “Principal risks” section of the summary prospectus for each of the funds within the series listed above:

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Keep this supplement with your summary prospectus.

Lit. No. MFGEBS-414-0620P Printed in USA CGD/AFD/10039-S81182